Supplement dated May 11, 2010
To
DAVIS GLOBAL FUND and
DAVIS INTERNATIONAL FUND
Prospectus
dated March 1, 2010
The section of the prospectus entitled “Market Timing” has been replaced in its entirety by the following:
Frequent Purchases and Redemptions of Fund Shares
The Davis Funds discourage short-term or excessive trading, does not accommodate short-term or excessive trading, and intends to restrict or reject such trading or take other action if in the judgment of Davis Advisors such trading may be detrimental to the interest of a Fund. Such strategies may dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the Fund’s portfolio, and increase brokerage and administrative costs.
The Davis Funds’ Board of Directors has adopted a 30 day restriction policy with respect to the frequent purchase and redemption of fund shares. Under the 30 day restriction any shareholder redeeming shares from a fund will be precluded from investing in the same fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of an exchange transaction. Check writing redemptions from the money market fund are excluded from this restriction, as are transactions that are part of a systematic plan. Certain financial intermediaries, such as 401(k) plan administrators, may apply purchase and exchange limitations which are different than the limitations discussed above. These limitations may be more or less restrictive than the limitations imposed by the Davis Funds, but are designed to detect and prevent excessive trading. Shareholders should consult their financial intermediaries to determine what purchase and exchange limitations may be applicable to their transactions in the Davis Funds through those financial intermediaries. To the extent reasonably feasible, the Funds’ market timing procedures apply to all shareholder accounts and neither Davis Funds nor Davis Advisors have entered into agreements to exempt any shareholder from application of either the Davis Funds’ or a financial intermediary’s market-timing procedures, as applicable.
Davis Funds receive purchase, exchange and redemption orders from many financial intermediaries which maintain omnibus accounts with the Funds. Omnibus account arrangements permit financial intermediaries to aggregate their clients’ transactions and ownership positions. Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection and there can be no assurance that Davis Funds will successfully prevent all instances of market timing.
If the Davis Funds, at its discretion, identifies any activity that may constitute frequent trading, it reserves the right to restrict further trading activity regardless of whether the activity exceeds the funds written guidelines. In applying this policy, the Davis Funds reserves the right to consider the trading of multiple accounts under common ownership, control or influence to be trading out of a single account.